SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported) APRIL 30, 1999


                          MISSION WEST PROPERTIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    MARYLAND
                 (State or Other Jurisdiction of Incorporation)


              1-8383                                   95-2635431
     (Commission File Number)             (I.R.S. Employer Identification No.)


                10050 BANDLEY DRIVE, CUPERTINO, CALIFORNIA 95014
                    (Address of Principal Executive Offices)


                                 (408) 725-0700
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.    ACQUISITION OF ASSETS.

      The information reported under this item is set forth in the press release issued by the Company on May 14, 1999, a copy of which is attached as an exhibit.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Financial statements of properties acquired:

               Any required financial statements or other financial information for the acquired properties will be filed within 60 days.

           (b) Pro forma financial information.

               The required pro forma financial information will be filed within 60 days.

           (c) Exhibits.

               10.21 Lease Agreement with Microsoft Corporation dated as of August 6, 1998.

               10.22 Contribution Agreement dated April 30, 1999.

               99.1 Additional Exhibit: May 14, 1999 press release announcing the acquisition of a 515,700 square foot R&D complex located on L'Avenida Avenue in Mountain View, California and fully leased to Microsoft Corporation. The acquisition occurred on April 30, 1999, and by agreement of the parties is effective as of April 1, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MISSION WEST PROPERTIES, INC.



Dated:  May 14, 1999                By:/s/ Carl E. Berg
                                       ----------------------------
                                       Carl E. Berg
                                       Chairman of the Board, Chief Executive
                                       Officer and President